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                        AIM INVESTMENT SECURITIES FUNDS
                                  ------------
                              AIM HIGH YIELD FUND
                             AIM HIGH YIELD FUND II
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND


                      Supplement dated May 4, 2001, to the
          Statement of Additional Information dated November 28, 2000, as revised February 22, 2001


For the period May 3, 2001 through July 30, 2001, AG Edwards will receive, for purchases by their Growth & Income Model portfolio and their Growth Model portfolio only, full dealer reallowance on Class A Shares, an additional 50 basis points on Class B Shares and an additional 25 basis points on Class C Shares with respect to AIM INTERMEDIATE GOVERNMENT FUND and AIM INCOME FUND only.